SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 20, 2016

Newmont Mining Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

(I.R.S. Employer Identification No.)

6363 South Fiddlers Green Circle, Greenwood Village, CO 80111

(Address of principal executive offices) (zip code)

(303) 863-7414

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On April 20, 2016, Newmont Mining Corporation, a Delaware Corporation (“Newmont” or the “Company”) held its 2016 Annual Meeting of Stockholders. The following matters were voted upon at the Annual Meeting: (1) the election of Directors; (2) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2016; and (3) the advisory vote on the compensation of the Named Executive Officers.

The Company’s Director nominees were all elected with more than 98 percent of votes cast, and the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2016 was approved by more than 99 percent of votes cast.

The advisory vote on the compensation of Named Executive Officers (“Say on Pay”) allows stockholders to express their opinions regarding the decisions of the Compensation Committee on the prior year’s compensation to Named Executive Officers. The proposal asked stockholders to evaluate whether the Company’s executive compensation program is well-designed, appropriately aligns executive pay with Company performance and incentivizes desirable behavior. The measure was approved by more than 91 percent of votes cast.

The specific voting results (subject to rounding on the percentages for purposes of this Item 5.07 disclosure) were as follows:

Proposal #1 – Election of Directors

Name	Votes For	% of votes cast	Withheld Votes	% of votes cast	Abstentions	Broker Non- Votes
Gregory H. Boyce	359,850,523	99.72	1,006,760	0.28	465,831	50,227,963
Bruce R. Brook	357,054,705	99.33	2,421,666	0.67	1,846,743	50,227,963
J. Kofi Bucknor	356,962,549	99.30	2,533,494	0.70	1,827,071	50,227,963
Vincent. A. Calarco	350,361,791	99.12	3,107,095	0.88	7,854,228	50,227,963
Joseph A. Carrabba	352,165,340	98.33	5,990,774	1.67	3,167,000	50,227,963
Noreen Doyle	352,851,351	99.33	2,394,320	0.67	6,077,443	50,227,963
Gary J. Goldberg	356,665,650	99.35	2,320,061	0.65	2,337,403	50,227,963
Veronica M. Hagen	352,115,937	99.12	3,117,121	0.88	6,090,056	50,227,963
Jane Nelson	358,375,915	99.68	1,164,335	0.32	1,782,864	50,227,963
Julio M. Quintana	358,427,008	99.34	2,394,284	0.66	501,822	50,227,963

Proposal #2 - Ratification Independent Registered Public Accounting Firm

		% of votes cast at the Annual Meeting
Votes For	409,529,567	99.51
Votes Against	1,253,174	0.30
Abstentions	768,336	0.19

Proposal #3 – Advisory Vote on the Compensation of the Named Executive Officers

		% of votes cast on the Proposal
Votes For	329,910,296	91.31
Votes Against	30,111,758	8.33
Abstentions	1,301,060	0.36
Broker Non-Votes	50,227,963	—

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Logan Hennessey
Name:	Logan Hennessey
Title:	Vice President, Associate General Counsel and Corporate Secretary

Dated: April 22, 2016

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